Subsequent Events	3 Months Ended	12 Months Ended
	Sep. 30, 2016	Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 20—Subsequent Events

Stock-Based Compensation

On October 31, 2016, pursuant to the provisions of the underlying restricted stock award agreement, 2,083 shares of restricted stock held by the Chairman of the Board became fully vested.

During the period from September 30, 2016 through November 9, 2016, 37,499 previously granted stock options expired without exercise. Pursuant to the terms of the 2012 Stock Incentive Plan, the unissued shares underlying these unexercised options were added to the shares available for issuance under the 2012 Stock Incentive Plan.

Based on the activity related to our restricted stock and stock options after September 30, 2016, the Company had 104,970 shares available for future issuance under the 2012 Stock Incentive Plan as of November 9, 2016.

NASDAQ Listing Requirements

On October 18, 2016, Magellan received a letter from the Listing Qualifications Department of the NASDAQ indicating that based on the Form 10-K filed by Magellan for its fiscal year ended June 30, 2016, which included a pro forma consolidated balance sheet evidencing stockholders’ equity of $3.7 million, the Company had regained compliance with NASDAQ Stock Market Rule 5550(b)(1), and that if the Company fails to evidence compliance upon filing its next periodic report, it may be subject to delisting.

Note 20 — Subsequent Events

Merger with Tellurian.    On August 2, 2016, Magellan, Tellurian, and Merger Sub, a Delaware corporation and a direct wholly owned subsidiary of Magellan, entered into the Merger Agreement. Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.001 per share, of Tellurian will be exchanged for 1.300 shares of common stock, par value $0.01 per share, of Magellan, and Merger Sub will merge with and into Tellurian (the “Merger”), with Tellurian continuing as the surviving corporation and a direct subsidiary of Magellan. The Merger is expected to close in the fourth calendar quarter of 2016.

The Merger Agreement and the Merger have been approved by the board of directors of each of Magellan and Tellurian. Stockholders of Magellan will be asked to vote on the approval of the transactions contemplated by the Merger Agreement at a special meeting that is expected to be held during the fourth quarter of calendar year 2016. The closing of the Merger is subject to customary closing conditions, including i) the receipt of Magellan and Tellurian stockholder approval; ii) all directors and officers of Magellan shall have resigned, except for any person(s) that might be designated by Tellurian; iii) a registration statement on Form S-4 to register the Magellan shares to be issued in the Merger shall have been declared effective by the SEC; and iv) shares of Magellan common stock to be issued in the Merger shall have been approved for listing on the NASDAQ.

The Merger Agreement also contains a non-solicitation provision pursuant to which Magellan may not, directly or indirectly, take certain actions to negotiate or otherwise facilitate an “Alternative Proposal,” a term generally defined as an inquiry, proposal or offer relating to a business combination with or acquisition of the assets of Magellan by a person or entity other than Tellurian. Magellan’s non-solicitation obligations are qualified by “fiduciary out” provisions which provide that Magellan may take certain otherwise prohibited actions with respect to an unsolicited Alternative Proposal if the Board of Directors determines that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties and certain other requirements are satisfied.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with receipt of a “Superior Proposal,” as such term is defined in the Merger Agreement. In connection with the termination of the Merger Agreement in the event of a Superior Proposal, a breach by Magellan of the non-solicitation provision noted above, or following a change by the Board of Directors of its recommendation to stockholders, Magellan will be required to pay to Tellurian a termination fee for any and all third-party transaction fees and expenses incurred by Tellurian with the drafting, negotiation, execution and delivery of the Merger Agreement and related documents (including fees and expenses for attorneys, accountants and other advisors), subject to a maximum of $1 million in the aggregate. A termination fee may also be payable in some circumstances in which an Alternative Proposal is made, the transaction fails to close and Magellan subsequently agrees to an Alternative Proposal. If the Merger Agreement is terminated by either party as a result of the failure to obtain the requisite approval by Tellurian stockholders, or by Magellan because Tellurian does not use commercially reasonable efforts to secure the approval for listing the Magellan shares of common stock to be issued in the Merger, then Tellurian will be required to pay to Magellan a reverse termination fee of $1 million.

One Stone Exchange.    On August 1, 2016, all the conditions to the closing of the Exchange were met and the Exchange was consummated. The primary conditions to closing included i) the receipt of the approval of the Exchange by the Company’s shareholders, which was received on July 13, 2016, during the Company’s annual and special meeting of the shareholders, ii) the consent of WTSB to release a guaranty provided by Magellan, and iii) the payment of the Cash Amount. On August 1, 2016, One Stone paid the Cash Amount to the Company, which was agreed to amount to $900 thousand. In addition, Messrs. Gluzman and Israel, One Stone’s representatives on the Company’s Board of Directors, i) agreed to forego the amount of director compensation, in cash and stock, owed to them and outstanding as of the closing date, which was estimated at approximately $174 thousand in the aggregate and ii) ceased serving as members of the Board effective as of August 1, 2016. In connection with the closing of the Exchange, all of the assets and liabilities of NP were transferred to One Stone in exchange for all of the outstanding shares of the Series A Preferred Stock, the Loan Amount was deemed paid in full, and the Company recorded the difference between the carrying value of the net assets and the Series A Preferred Stock of approximately $9.6 million as a permanent contribution to equity.

In addition, since the Exchange constituted a disposition of substantially all of the Company’s US assets, the acceleration provisions of the grants of PBOs and MBOs made in October 2013 and October 2014 took effect and these options became fully vested as of the closing of the Exchange. The remaining unamortized expense related to these grants as of the closing date was expensed, which amounted to approximately $235 thousand. Following the closing of the Exchange, the Company canceled all issued and outstanding shares of Series A Preferred Stock, including PIK dividends owing for the period between June 30, 2016 and August 1, 2016, which amounted to 22,815,748 shares.

Cancellation of Preferred.    On August 10, 2016, the Company filed a certificate of elimination to eliminate its preferred stock.

Sale of Weald Basin Assets.    On August 11, 2016, the conditions to closing the transactions contemplated by the Weald ATA and IoW ATA were met and the transactions contemplated by these agreements closed, resulting in MPUK receiving, net of the terms of the Settlement Agreement with Celtique, cash proceeds of GBP 446 thousand and approximately 50.9 million shares of UKOG, which shares were worth approximately GBP 703 thousand and GBP 958 thousand as of August 11, 2016, and September 9, 2016, respectively.

Stock-Based Compensation.    On July 1, 2016, upon the vesting of 12,500 shares of restricted stock previously granted to executives of the Company and pursuant to the tax withholding provisions of the Company’s restricted stock award agreements, the Company withheld on a cashless basis 2,529 shares to settle withholding taxes. The withheld shares were immediately canceled.

On August 2, 2016, pursuant to the Company’s director compensation policy and the 2012 Omnibus Incentive Compensation Plan, a total of 119,505 shares of common stock were issued to the Company’s non-employee directors, which represented the amount of stock compensation owed and outstanding to the remaining three directors of the Company, which were due to be issued on July 1, 2015 and 2016. On September 6, 2016, the Company paid cash compensation owed and outstanding to the remaining three directors of the Company in the amount of $201 thousand.

On August 2, 2016, the Company’s board of directors approved additional compensation for Messrs. MacMillan, Pettirossi, and West in consideration of i) their service as members of the Special Committee since its formation on June 5, 2015, which service had not been remunerated, and ii) the non-payment by the Company of their compensation as directors of the Company since July 2015, and agreed that this compensation would remain wholly contingent upon closing of the transactions contemplated by the Merger Agreement and would amount to the issuance of 100,000 shares of the Company’s common stock and the payment of $150 thousand in cash, each in the aggregate.

Based on the activity related to our stock grants and restricted stock after June 30, 2016, and including forfeited shares, the Company had 67,471 shares available for future issuance under the 2012 Stock Incentive Plan as of September 9, 2016.

Celtique Settlement.    On August 11, 2016, the conditions to closing the transactions contemplated by the Weald ATA, the IoW ATA, and the Settlement Agreement were met, and MPUK paid to Celtique GBP 500 thousand in a combination of cash and shares of UKOG pro rata to the consideration payable to MPUK for the Weald ATA. Upon closing, all claims and counterclaims related to PEDLs 231, 234, and 243 between the parties were dismissed.

Employee Retention Cash Bonus Plan.    On July 15, 2016, the Company paid the portion of the retention bonus granted to certain of the Company’s employees on June 18, 2015, related to the completion of the June 30, 2015 annual report on Form 10-K, which amounted to $108 thousand.

Incentive Agreements with Chief Financial Officer.    On July 13, 2016, the Company entered into an Amendment to Compensation Agreements with Antoine J. Lafargue, the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary, which amends the Employment Agreement, the Transaction Incentive Agreement, and the Override Bonus Agreement entered between the Company and Mr. Lafargue on October 12, 2015, to delete the sale or disposition of 95% of the gross assets of the Company from the definition of a Qualifying Transaction, and amend the Override Bonus Agreement to include the value of any dividends in the value of shares of restricted common stock. The purpose of this amendment was to align Mr. Lafargue’s employment and incentive agreements with the objectives of the Company, considered to primarily consist of the conclusion of the strategic alternatives review process with the Merger Agreement.

Wilson Employment Termination.    On and effective as of August 5, 2016, Mr. Wilson tendered his resignation as the Company’s President and CEO and as a member of the Company’s Board of Directors. In accordance with Mr. Wilson’s employment agreement dated as of October 14, 2014, as amended on February 11, 2015, Mr. Wilson will receive (i) monthly severance payments amounting to $300 thousand in the aggregate, for a period of 12 months, (ii) payment of his accrued vacation amounting to approximately $106 thousand, (iii) reimbursement of medical benefits for a period of up to 18 months, estimated to amount to approximately $35 thousand in the aggregate, and (iv) reimbursement of outstanding expenses. Mr. Wilson will also continue to be entitled to certain equity incentive awards, which were previously granted to Mr. Wilson, subject to the terms of these various awards. On August 9, 2016, Mr. Wilson executed a Termination, Voluntary Release, and Waiver of Rights Agreement with the Company.

Appointment of Interim Executive Officer.    On August 2, 2016, the board of directors of the Company elected Antoine J. Lafargue, current Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, to also serve as President and Chief Executive Officer of Magellan, effective as of August 5, 2016.